Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [text block] [Abstract]
Subsequent events
25.	Subsequent events

Our company actively conducts ongoing reviews of our commercial practices in Mexico and other countries to avoid, as much as possible, the imposition of tariff rates on our products. On January 16, 2020, a preliminary tariff of 6.75% was imposed on our corrugated rod exports to the United States of America. After the review from their Department of Commerce (DOC), the tariff was reduced to 1.46%. after the review from the Department of Commerce (DOC), the Company did not participate in the period of November 1, 2018 to October 31, 2019, The dumping rate that was established was 4.93% published in September 2021 for which the company made a payment of USD $ 189 thousand dollars on March 30, 2022.

On January 6, 2021, the dumping review process began for the period from November 1, 2019 to October 31, 2020. On November 30, 2021, the DOC published a preliminary dumping rate for the Company of 66.70% arguing and/or justifying deficiencies in the information, the Company decided to appeal this result. The appeal is in process.

Risks Related to Global Economic Conditions

The outbreak of COVID-19 and disruptions in the steel industry have had, and are expected to continue to have, an adverse effect on our results of operations, financial condition and cash flows.

The ongoing global pandemic resulting from the spread of COVID-19 has had a significant effect on economies, businesses and individuals around the world. Efforts by governments around the world, including in the U.S. and Mexico, to contain COVID-19 have involved, among other things, border closings and other significant travel restrictions; mandatory stay-at-home and work-from-home orders; mandatory business closures; public gathering limitations; and prolonged quarantines. These efforts and other governmental, business and individual responses to the COVID-19 pandemic have led to significant disruptions to commerce, supply chains, credit losses, lower consumer demand for goods and services and general uncertainty regarding the near-term and long-term effects of COVID-19 on the domestic and international economy and on public health. Global steel production has been and will continue to be affected by volatility in the market due to the ongoing COVID-19 pandemic and uncertainty remains around the extent and duration of the pandemic, the emergence of new and more contagious variants of the virus and the effectiveness of vaccine programs. We expect steel consumption in the automotive and construction industries to be lower due to delays and reduced demand for steel products in North America and globally. These developments and other consequences of the COVID-19 outbreak have and could continue to materially adversely affect our results of operations, financial condition and cash flows.

The ongoing COVID-19 pandemic could negatively affect our internal controls over financial reporting as a portion of our workforce continues to be required to work from home and, therefore, new processes, procedures, and controls could be required to respond to changes in our business environment.

In addition, the COVID-19 outbreak continues to significantly increase economic and demand uncertainty. The current outbreak and continued spread of COVID-19 and the emergence of new and more contagious variants could cause a global recession, which would have a further material adverse effect on our results of operations, financial condition and cash flows. Global activity levels started to improve during the second half of 2020; however, the full extent to which the COVID-19 outbreak will affect our operations, and the steel industry generally, remains highly uncertain, differs from country to country and will ultimately depend on future developments which cannot be predicted at this time, including the duration and scope of the restrictions put in place in different locations to reduce the rate of infections and hospitalizations, the development and spread of variants of COVID-19 and the effectiveness of vaccines as new variants of COVID-19 appear and spread, levels of unemployment, the length of time required for demand to return and normal economic and operating conditions to resume. While some restrictions were lifted in the second and third quarters of 2020, new restrictions were implemented in the fourth quarter of 2020 due to second wave and new restrictions were implemented in the first part and last quarter of 2021. We cannot predict whether restrictions will be further relaxed, reinstated or made more stringent. The effects of the COVID-19 pandemic may also have the effect of exacerbating many of the other risks faced the company.

Global economic conditions, such as the financial crisis and economic recession relating to the COVID-19 pandemic and the Russian invasion of Ukraine have in the past, and may continue to, significantly impact our business.

The corresponding reduction in demand across the economy in general and in the automotive, construction and manufacturing sectors due to the global pandemic has reduced demand for steel products in North America and globally. These economic conditions significantly impacted, and will continue to significantly impact, our business and results of operations. Although the reasons mentioned before, demand, production levels and prices in certain segments and markets have recovered and stabilized to a certain degree in 2021.

On February 24, 2022, Russia invaded Ukraine, which, due to geopolitical reasons, increased the uncertainty and could delayed the global economic recovery. If global macroeconomic conditions deteriorate, the outlook for steel producers would be adversely affected. It is difficult to predict the duration or severity of a new global economic downturn, or to what extent it will affect us. An unsustainable recovery and persistently weak economic conditions in our key markets could depress demand for our products and adversely affect our business and results of operations. We sell our products to the automotive and construction-related industries, both of which reported substantially lower customer demand during and after the latest global recession and have recently exhibited reduced demand for steel products due to the ongoing financial recession. As a result, our operating levels in recent years declined compared to pre-recession levels. In 2017 there was a slight increase in sales to the automotive industry compared to 2016, in 2018 we experienced a slight decrease in our sales to the automotive industry compared to 2017 and in 2020 and 2019 we experienced a decrease in our sales to the automotive industry compared to 2018. Rise on net sales of our SBQ steel of 17% in 2021 compared to 2020.

Moreover, if the global economic downturn continues for a prolonged period, or a new global financial crisis occurs, we may face increased risk of insolvency and other credit related issues of our customers and suppliers, as we faced with our customers and suppliers particularly in industries that were hard hit by the latest recession, such as automotive, construction and appliance. Also, there is the possibility that our suppliers face similar risks. The decrease in available credit may increase the risk default of our clients and that our suppliers might delay the raw materials delivery. The impact of global economic conditions on these industries may have a significant effect on our results of operations.

Finally, if global economic conditions continue to deteriorate, we may be required to undertake asset impairments, as we have been required to undertake in the past.